FINANCIAL EXPENSES, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Financial income:
Interest	$ 2	$ 18	$ 3
Remeasurement of derivatives	22	578	1,025
Foreign currency translation adjustments		255
Total financial income	24	851	1,028
Financial expenses:
Interest	(3,172)	(2,658)	(2,109)
Foreign currency translation adjustments	(218)		(70)
Total financial expenses:	(3,390)	(2,658)	(2,179)
Financial income (expenses), net	$ (3,366)	$ (1,807)	$ (1,151)